39433-P1 7/25

SUPPLEMENT DATED JULY 1, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) OF PUTNAM FOCUSED LARGE CAP GROWTH ETF (THE “FUND”)

TRANSPARENCY CONVERSION

On June 27, 2025, the Board of Trustees of Putnam ETF Trust approved a change in the Fund’s structure from a “semi-transparent” exchange-traded fund (“ETF”), which does not publicly disclose its complete portfolio holdings each business day, to a “transparent” ETF, which will disclose its complete portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940. This change is expected to take effect on or about September 15, 2025 (the “Effective Date”), although the Effective Date may be delayed. This supplement is intended to provide advance notice of the change to shareholders of the Fund.

Currently, the Fund operates as a “semi-transparent” actively-managed ETF pursuant to an exemptive order (the “Order”) from the Securities and Exchange Commission. The Order permits the Fund to operate without publicly disclosing its complete portfolio holdings each business day. Instead, the Fund publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Fund also publishes each business day on its website the “Tracking Basket Weight Overlap,” which is the percentage weight overlap between the holdings of the prior business day’s Tracking Basket compared to the holdings of the Fund that formed the basis for the Fund’s calculation of its net asset value per share at the end of the prior business day. The Tracking Basket Weight Overlap is intended to provide investors with an understanding of how similar the Tracking Basket is to the Fund’s actual portfolio in percentage terms. In addition, under the terms of the Order, the Fund’s investments are limited to the following: exchange-traded common stocks excluding penny stocks, exchange-traded preferred stocks, common stocks listed on a foreign exchange that trade on that exchange contemporaneously with shares of the Fund, other ETFs, exchange-traded notes, exchange-traded American Depositary Receipts, exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metals trusts, exchange-traded currency trusts, and exchange-traded futures that trade contemporaneously with shares of the Fund, as well as cash, short-term U.S. Treasury securities, government money market funds, and repurchase agreements (collectively, “Permissible Investments”).

As of the Effective Date, the Fund will no longer operate in reliance on the Order as a “semi-transparent” actively-managed ETF and will instead operate as a “transparent” actively-managed ETF that will disclose full portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940. In addition, as of the Effective Date, the Fund will publish its complete portfolio holdings on its website each business day and will no longer publish its Tracking Basket or Tracking Basket Weight Overlap on the website. The Fund’s Summary Prospectus, Prospectus, and SAI will be revised, as of the Effective Date, in connection with the changes described above. In particular, although the Fund’s investment objectives, strategies, fees, and expenses are not expected to change as a result of the Fund starting to operate as a “transparent” actively-managed ETF, the Fund’s principal investment strategies and risks disclosure will be revised to remove references to the Order and its terms, requirements, and limitations (including those relating to Permissible Investments), and references to the Tracking Basket, the Tracking Basket Weight Overlap, and related disclosure will be removed.

MANAGEMENT FEE REDUCTION

Effective July 1, 2025, the Fund’s all-inclusive management fee is reduced from 0.55% to 0.49%. Therefore, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

I.	The following replaces the “Annual fund operating expenses” and “Example” tables in the section of the Fund’s Summary Prospectus and Prospectus titled “Fees and Expenses”:

Annual fund operating expenses

(expenses you pay each year as a percentage of the value of your investment)

Management fees[1]	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
0.49%	0.00%	0.01%	0.50%

1.  Management fees of the fund have been restated to reflect the reduced management fee effective July 1, 2025. Consequently, the total annual fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

1 year	3 years	5 years	10 years
$51	$160	$279	$629

II.	The following replaces the second paragraph in the section of the Fund’s Prospectus titled “Fund Management — Investment manager”

Effective July 1, 2025, the fund pays an annual all-inclusive management fee of 0.49% to the Investment Manager based on the fund’s average daily net assets. The management fee is calculated and accrued daily. The management fee covers all of the other expenses of the fund with limited exceptions. Prior to July 1, 2025, the fund paid an annual all-inclusive management fee of 0.55%.

The fund paid the Investment Manager a management fee (after any applicable waivers) of 0.55% of average net assets for the fund’s last fiscal year.

III.	The following replaces the first paragraph in the section of the Fund’s SAI titled “CHARGES AND EXPENSES — Management Fees”

Effective July 1, 2025, under the fund’s management contract with the Investment Manager, the fund pays an annual all-inclusive management fee of 0.49% to the Investment Manager based on the fund’s average daily net assets. The management fee is calculated and accrued daily. In consideration of the management fee, the Investment Manager pays all expenses incurred by the fund, or reimburses the fund for, all of the fund’s organizational and other operating expenses, excluding only: (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the fund incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the fund in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) expenses of printing and mailing proxy materials to shareholders of the fund; (v) all other expenses incidental to holding meetings of the fund’s shareholders, including proxy solicitations therefor; (vi) litigation expenses (including, but not limited to, any indemnification obligation, attorneys’ fees, expenses, costs, judgments, amounts paid in settlement, fines, penalties, fees of expert witnesses, document production fees, and all other liabilities whatsoever incurred or paid by the fund or a person indemnified by the fund); (vii) the fee payable to the Investment Manager hereunder; (viii) any extraordinary expenses (which, for the avoidance of doubt, do not include expenses related to the organization of any subsidiary for a fund or the ongoing corporate expenses of maintaining such subsidiary) and (ix) acquired fund fees and expenses.

Prior to July 1, 2025, the fund paid an annual all-inclusive management fee of 0.55% to the Investment Manager based on the fund’s average daily net assets.

Shareholders should retain this Supplement for future reference.

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